UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2004

OWENS-ILLINOIS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-9576	22-2781933
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One SeaGate
Toledo, Ohio 43666

(Address of Principal Executive Offices)

(419) 247-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.            Material Definitive Agreement

The following material agreements are included in this Form 8-K as Exhibits 4.1 and 4.2, respectively:

First Amendment to the Second Amended and Restated Secured Credit Agreement and Consent, dated as of September 24, 2004, by and among the Borrowers named therein, Owens-Illinois General, Inc., as Borrower’s Agent, Deutsche Bank Trust Company Americas, as Administrative Agent, and the other Agents, Arrangers and Lenders named therein

Third Amended and Restated Secured Credit Agreement, dated as of October 7, 2004, by and among the Borrowers named therein, Owens-Illinois General, Inc., as Borrower’s Agent, Deutsche Bank Trust Company Americas, as Administrative Agent, and the other Agents, Arrangers and Lenders named therein

ITEM 2.01.            Completion of Acquisition or Disposition of Assets

On October 7, 2004, Owens-Illinois, Inc. announced that the Company has completed the sale of its blow-molded plastic container operations in North America, South America and Europe, to Graham Packaging Company, a portfolio company of The Blackstone Group.  A copy of Owens-Illinois, Inc.’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01             Financial Statements & Exhibits

(b)   Pro forma financial information.

Pursuant to paragraph (b) (1) of Item 9.01 of Form 8-K, Owens-Illinois, Inc. is furnishing pro forma financial information in Exhibit 99.2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 14, 2004	OWENS-ILLINOIS, INC.
(registrant)

	By:	/s/ Matthew G. Longthorne
Name: Matthew G. Longthorne
Its: Controller

Exhibit Index

Exhibit Number	Description of Exhibit

4.1

First Amendment to the Second Amended and Restated Secured Credit Agreement and Consent, dated as of September 24, 2004, by and among the Borrowers named therein, Owens-Illinois General, Inc., as Borrower’s Agent, Deutsche Bank Trust Company Americas, as Administrative Agent, and the other Agents, Arrangers and Lenders named therein

4.2

Third Amended and Restated Secured Credit Agreement, dated as of October 7, 2004, by and among the Borrowers named therein, Owens-Illinois General, Inc., as Borrower’s Agent, Deutsche Bank Trust Company Americas, as Administrative Agent, and the other Agents, Arrangers and Lenders named therein

99.1	Press Release dated October 7, 2004 of Owens-Illinois, Inc.

99.2

Unaudited Pro Forma Consolidated Balance Sheet which assumes the divestiture of the blow-molded plastic container operations occurred as of June 30, 2004 and Unaudited Pro Forma Condensed Consolidated Results of Operations for the six months end June 30, 2004 and for the years ended December 31, 2003, 2002 and 2001, respectively, which assume the divestiture occurred as of January 1, 2001.